UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1 Madison Ave., Suite 1600

New York, New York 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2026, the Board of Directors (the “Board”) of Franklin BSP Realty Trust, Inc. (the “Company”) appointed Michael Comparato as the Company’s Chief Executive Officer, effective immediately. Mr. Comparato succeeds Richard J. Byrne, who resigned as Chief Executive Officer on the same date. Mr. Byrne will continue to serve as Chairman of the Board of the Company.

Mr. Comparato, 48, had previously served as the Company’s President since March 2023. He also serves as Senior Managing Director, Head of Real Estate (since 2017) and Portfolio Manager with Benefit Street Partners L.L.C., the Company’s external manager (the “Advisor”), and serves on the Advisor’s US Executive Committee.

In addition, on February 10, 2026, the Board appointed Brian Buffone to succeed Mr. Comparato as the Company’s President, effective immediately. Mr. Buffone, 48, is a Managing Director and has served as Head of Real Estate Operations of the Advisor since January 2025. Mr. Buffone joined the Advisor in 2018 as Managing Director, Head of Equity Investments.

There are no family relationships between Mr. Comparato or Mr. Buffone and any director or executive officer of the Company and there have been no transactions between Mr. Comparato, Mr. Buffone or any of either of their immediate family members and the Company or any of its subsidiaries.

On February 10, 2026, the Company issued a press release announcing the appointments of Mr. Comparato and Mr. Buffone, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued on February 10, 2026
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Chief Operating Officer

Date: February 10, 2026